Exhibit 99.1
ALCOA RAILROAD GROUP
DECEMBER 31, 2004
TABLE OF CONTENTS

Page
REPORT OF INDEPENDENT AUDITORS	2

COMBINED FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2004

COMBINED BALANCE SHEET	3
COMBINED STATEMENT OF INCOME	4
COMBINED STATEMENT OF STOCKHOLDER’S EQUITY	5
COMBINED STATEMENT OF CASH FLOWS	6
NOTES TO COMBINED FINANCIAL STATEMENTS	7—11
ALCOA RAILROAD GROUP
SEPTEMBER 30, 2005

Page

UNAUDITED COMBINED FINANCIAL STATEMENTS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004

UNAUDITED COMBINED BALANCE SHEETS	12
UNAUDITED COMBINED STATEMENTS OF INCOME	13
UNAUDITED COMBINED STATEMENTS OF CASH FLOWS	14
NOTES TO UNAUDITED COMBINED FINANCIAL STATEMENTS	15—17

REPORT OF INDEPENDENT AUDITORS
To the Board of Directors and Shareholders of Alcoa, Inc.:
In our opinion, the accompanying combined balance sheet and the related combined statement of income, statement of stockholder’s equity and statement of cash flows, on pages 3 through 11, present fairly, in all material respects, the financial position of Point Comfort & Northern Railway Company, Bauxite & Northern Railway Company, Massena Terminal Railroad Company and Rockdale, Sandow & Southern Railroad Company (the “Company”) at December 31, 2004, and the results of their operations and their cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Pittsburgh, PA
December 8, 2005

ALCOA RAILROAD GROUP
COMBINED BALANCE SHEET
December 31, 2004
(in thousands)

December 31,
2004

Assets

Current assets:
Cash and cash equivalents	$—
Accounts receivable, net	6,933
Other current assets	371

Total current assets	7,304
Property, plant and equipment, net	2,313

Total assets	$9,617

Liabilities and Stockholder’s Equity

Current liabilities:
Accounts payable	$11,133
Accrued expenses	942

Total current liabilities	12,075
Deferred income taxes	459
Other liabilities	199

Total liabilities	12,733

Commitments and contingencies
Stockholder’s equity:
Common stock	865
Additional paid-in capital	16,966
Due from affiliates	(35,697)
Retained earnings	14,750

Total stockholder’s equity	(3,116)

Total liabilities and stockholder’s equity	$9,617

The accompanying Notes are an integral part of the combined financial statements.

ALCOA RAILROAD GROUP
COMBINED STATEMENT OF INCOME
For the year ended December 31, 2004
(in thousands)

2004

Operating revenue	$18,104

Operating expenses:
Maintenance of way	1,626
Maintenance of equipment	1,150
Transportation	2,154
Equipment rental	3,274
Selling, general and administrative	967
Depreciation and amortization	239

Total operating expenses	9,410

Operating income	8,694

Income before income taxes	8,694
Provision for income taxes	3,193

Net income	$5,501

The accompanying Notes are an integral part of the combined financial statements.

ALCOA RAILROAD GROUP
COMBINED STATEMENT OF STOCKHOLDER’S EQUITY
For the year ended December 31, 2004
(in thousands)

	Number of		Additional
	Shares	Par	Paid-In	Due from	Retained
	Issued	Value	Capital	Affiliates	Earnings	Total

Balance, January 1, 2004	9	$865	$16,966	$(30,042)	$9,249	$(2,962)

Net income	—	—	—	—	5,501	5,501

Advances to affiliates	—	—	—	(5,655)	—	(5,655)

Balance, December 31, 2004	9	$865	$16,966	$(35,697)	$14,750	$(3,116)

The accompanying Notes are an integral part of the combined financial statements.

ALCOA RAILROAD GROUP
COMBINED STATEMENT OF CASH FLOWS
For the year ended December 31, 2004
(in thousands)

2004

Cash flows from operating activities:
Net income	$5,501
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	239
Deferred income taxes	72
Changes in operating assets and liabilities:
Accounts receivable- trade	(1,348)
Other current assets	(63)
Accounts payable	933
Accrued expenses	211
Other assets and liabilities	164

Net cash provided by operating activities	5,709

Cash flows from investing activities:
Purchase of property, plant and equipment	(54)

Net cash used in investing activities	(54)

Cash flows from financing activities:
Advances to affiliates	(5,655)

Net cash used in financing activities	(5,655)

Net change in cash	—
Cash, beginning of period	—

Cash, end of period	$—

The accompanying Notes are an integral part of the combined financial statements.

ALCOA RAILROAD GROUP
NOTES TO COMBINED FINANCIAL STATEMENTS
For the year ended December 31, 2004
1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
ORGANIZATION AND PRINCIPLES OF CONSOLIDATION
The accompanying combined financial statements include the accounts of Point Comfort & Northern Railway Co. (“PCN”), Rockdale, Sandow & Southern Railroad Co. (“RSS”), Massena Terminal Railroad Co. (“MSTR”) and Bauxite & Northern Railway Co. (“BXN”) and are prepared in comformity with accounting principles generally accepted in the United States of America. These four entities are collectively referred to herein as the “Alcoa Railroad Group” or the “Group.” The Group has historically been wholly owned and included in the consolidated accounts of Alcoa, Inc. Effective September 30, 2005, Alcoa, Inc. sold the Group to RailAmerica, Inc.
The combined Statement of Income includes all items of revenue and income generated by the Group, and all items of expense directly incurred by the Group. These include expenses charged to the Group by Alcoa in the normal course of business. The financial statements reflect amounts that have been pushed down from Alcoa in order to depict the financial position, results of operations and cash flows of the Group on a stand-alone basis. As a result of recording these amounts, the financial statements of the Group may not be indicative of the results that would be presented if the Group had operated as an independent stand-alone entity. For additional information concerning expenses charged to the Group by Alcoa, Inc., see Note 4.
All intercompany balances and transactions have been eliminated. Due from affiliates balances are between the Alcoa Railroad Group and Alcoa Inc. and its other wholly-owned subsidiaries. All related party transactions are disclosed in Note 4.
USE OF ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.
CASH AND CASH EQUIVALENTS
Cash management for the Group is conducted by Alcoa, Inc.
Amounts of intercompany receivables/payables outstanding at December 31, 2004 are considered by the Group to be a capital contribution or a return of capital from Alcoa, Inc. No interest has been charged or paid to the Group under this arrangement.
FAIR VALUE OF FINANCIAL INSTRUMENTS
The carrying amount of financial instruments approximates their estimated fair value based on market prices for the same or similar type of financial instruments.

ALCOA RAILROAD GROUP
NOTES TO COMBINED FINANCIAL STATEMENTS
For the year ended December 31, 2004
PROPERTY, PLANT AND EQUIPMENT
Property, plant and equipment, which are recorded at historical cost, are depreciated and amortized on a straight-line basis over their estimated useful lives. Costs assigned to property purchased as part of an acquisition are based on the fair value of such assets on the date of acquisition. Expenditures which significantly increase asset values or extend useful lives are capitalized. Repairs and maintenance expenditures are charged to operating expense as incurred.
The Group periodically reviews its assets for impairment by comparing the projected undiscounted cash flows of those assets to their recorded amounts. Impairment charges are based on the excess of the recorded amounts over their estimated fair value, as measured by the discounted cash flows.
Depreciation has been computed using the straight-line method based on estimated useful lives of the assets averaging 33 years for structures, including buildings and railroad track, and between 5 and 25 years for machinery and equipment.
INCOME TAXES
The Group utilizes the liability method of accounting for deferred income taxes. This method requires recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax assets and liabilities are determined based on the difference between the financial and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Deferred tax assets are also established for the future tax benefits of loss and credit carryovers. The liability method of accounting for deferred income taxes requires a valuation allowance against deferred tax assets if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized. The Group is included in Alcoa, Inc.’s U. S. consolidated tax return. As such, amounts receivable or payable for U.S. income taxes are reflected as part of equity. Deferred income taxes and income tax expense are presented on a “separate return” basis.
REVENUE RECOGNITION
The Group recognizes freight revenue after the freight has been moved from origin to destination.
2. PROPERTY, PLANT AND EQUIPMENT
Property, plant and equipment consist of the following as of December 31, 2004 (in thousands):

2004

Land	$152
Buildings and improvements	1,142
Railroad track and improvements	6,826
Locomotives, transportation and other equipment	5,450

13,570
Less: accumulated depreciation	(11,257)

$2,313

ALCOA RAILROAD GROUP
NOTES TO COMBINED FINANCIAL STATEMENTS
For the year ended December 31, 2004
3. LEASES
The Group has several finance leases for equipment. The minimum annual lease commitments at December 31, 2004 are as follows (in thousands):

OPERATING
LEASES

2005	$2,008
2006	401
2007	30
2008	29
2009	29
Thereafter	3

Total minimum lease payments	$2,500

Rental expense under operating leases was approximately $2.5 million for the year ended December 31, 2004.
4. RELATED PARTY TRANSACTIONS
The Alcoa Railroad Group has entered into various agreements and transactions with Alcoa, Inc. and its other wholly-owned subsidiaries, including transportation, cash management and management and accounting services. All cash collections and disbursements are managed by Alcoa, Inc., who retains all excess cash of the Group. No interest income or expense was allocated to the Group as a result of these transactions. Amounts included in the combined financial statements as of December 31, 2004 and for the year then ended as a result of these transactions are as follows (in thousands):

2004

Balance Sheet
Accounts Receivable	$2,004
Statement of Income
Revenue	$11,971
Management and accounting fees	$131
5. INCOME TAX PROVISION
The provision for income taxes for the year ended December 31, 2004 consists of (in thousands):

2004

Federal income taxes:
Current	$2,967
Deferred	(1)

2,966

State income taxes:
Current	227
Deferred	—

227

Total income tax provision	$3,193

The difference between the U.S. federal statutory tax rate and the Group’s effective tax rate is as follows:

2004

U.S. Federal Statutory Rate	35.00%
State Income Taxes, net of federal impact	1.70%
Other	0.02%

Effective Tax Rate	36.72%

ALCOA RAILROAD GROUP
NOTES TO COMBINED FINANCIAL STATEMENTS
For the year ended December 31, 2004
5. INCOME TAX PROVISION, continued
     The components of net deferred income tax assets and liabilities as of December 31, 2004 are as follows (in thousands):

2004

Deferred tax assets:
Reserve worker’s compensation	$67
Allowance for doubtful accounts	1
Accrued workers compensation	4
Accrued vacation	42

Total deferred tax assets	114

Deferred tax liabilities:
Depreciation	(459)

Total deferred tax liabilities	(459)

Net deferred tax liability	$(345)

6. PENSION DISCLOSURES
The Alcoa Railroad Group employees are eligible to participate in a defined benefit plan that is administered by Alcoa Inc. Pension benefits generally depend on length of service, job grade, and remuneration. Substantially all benefits are paid through pension trusts that are sufficiently funded to ensure that all plans have adequate funds to pay benefits to retirees as they become due. In addition, certain active and retired personnel of the Group are covered by health care and life insurance benefit plans that are administered by Alcoa Inc. Pension and other post retirement benefit expense which has been allocated to the Group for the year ended December 31, 2004, was $108,000 and $289,000, respectively. The Plan assets and liabilities remain with Alcoa, Inc. and thus are not presented herein.
Employees of the Group also are eligible to participate in a defined contribution plan as defined under Section 401(k) of the U.S. Internal Revenue Code. Employer matching contributions during the year ended December 31, 2004 were approximately $71,000.
7. COMMITMENTS AND CONTINGENCIES
In the ordinary course of conducting its business, the Group becomes involved in various legal actions and other claims, which are pending or could be asserted against the Group. Litigation is subject to many uncertainties and the outcome of individual litigated matters is not predictable with assurances. It is reasonably possible that some of these matters may be decided unfavorably to the Group. It is the opinion of management that the ultimate liability, if any, with respect to these matters will not have a material adverse effect on the Group’s financial position, results of operations or cash flows.
The Group’s operations are subject to extensive environmental regulation. The Group records liabilities for remediation and restoration costs related to past activities when the Group’s obligation is probable and the costs can be reasonably estimated. Costs of ongoing compliance activities are expensed as incurred. The Group’s recorded liabilities for these issues represent its best estimates (on an undiscounted basis) of remediation and restoration costs that may be required to comply with present laws and regulations. It is the opinion of management that the ultimate liability, if any, with respect to these matters will not have a material adverse effect on the Group’s financial position, results of operations or cash flows.

ALCOA RAILROAD GROUP
NOTES TO COMBINED FINANCIAL STATEMENTS
For the year ended December 31, 2004
8. SUBSEQUENT EVENTS
On September 30, 2005, Alcoa Inc. entered into an agreement with RailAmerica Transportation Corp., a wholly-owned subsidiary of RailAmerica, Inc. to sell the stock of the four short line railroads referred to herein as the Alcoa Railroad Group.
The accompanying combined financial statements are derived from the historical books and records of the Group and do not give effect to any purchase accounting adjustments which RailAmerica, Inc. may record as a result of the acquisition. Certain assets and liabilities on the accompanying balance sheet will not be acquired or assumed by RailAmerica, Inc. Such assets and liabilities will be retained by Alcoa Inc.

ALCOA RAILROAD GROUP
COMBINED BALANCE SHEETS
September 30, 2005 and December 31, 2004
(in thousands)
(unaudited)

	September 30,	December 31,
	2005	2004

Assets

Current assets:
Cash and cash equivalents	$—	$—
Accounts receivable, net	5,749	6,933
Other current assets	350	371

Total current assets	6,099	7,304
Property, plant and equipment, net	2,194	2,313

Total assets	$8,293	$9,617

Liabilities and Stockholder’s Equity

Current liabilities:
Accounts payable	$10,214	$11,133
Accrued expenses	967	942

Total current liabilities	11,181	12,075
Deferred income taxes	483	459
Other liabilities	192	199

Total liabilities	11,856	12,733

Commitments and contingencies
Stockholder’s equity:
Common stock	865	865
Additional paid-in capital	16,966	16,966
Due from affiliates	(40,836)	(35,697)
Retained earnings	19,442	14,750

Total stockholder’s equity	(3,563)	(3,116)

Total liabilities and stockholder’s equity	$8,293	$9,617

The accompanying Notes are an integral part of the combined financial statements.

ALCOA RAILROAD GROUP
COMBINED STATEMENTS OF INCOME
For the nine months ended September 30, 2005 and 2004
(in thousands)
(unaudited)

	Nine months ended
	September 30,
	2005	2004

Operating revenue	$14,713	$13,295

Operating expenses:
Maintenance of way	1,153	1,151
Maintenance of equipment	943	718
Transportation	1,802	1,553
Equipment rental	2,590	2,592
Selling, general and administrative	692	658
Depreciation and amortization	119	187

Total operating expenses	7,299	6,859

Operating income	7,414	6,436

Income before income taxes	7,414	6,436
Provision for income taxes	2,722	2,363

Net income	$4,692	$4,073

The accompanying Notes are an integral part of the combined financial statements.

ALCOA RAILROAD GROUP
COMBINED STATEMENTS OF CASH FLOWS
For the nine months ended September 30, 2005 and 2004
(in thousands)
(unaudited)

	Nine months ended
	September 30,
	2005	2004

Cash flows from operating activities:
Net income	$4,692	$4,073
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	119	187
Deferred income taxes	24	(28)
Changes in operating assets and liabilities:
Accounts receivable— trade	1,184	30
Other current assets	21	53
Accounts payable	(919)	8
Accrued expenses	25	236
Other assets and liabilities	(7)	(28)

Net cash provided by operating activities	5,139	4,531

Cash flows from investing activities:
Purchase of property, plant and equipment	—	(17)

Net cash used in investing activities	—	(17)

Cash flows from financing activities:
Advances to affiliates	(5,139)	(4,514)

Net cash used in financing activities	(5,139)	(4,514)

Net change in cash	—	—
Cash, beginning of period	—	—

Cash, end of period	$—	$—

The accompanying Notes are an integral part of the combined financial statements.

ALCOA RAILROAD GROUP
NOTES TO UNAUDITED COMBINED FINANCIAL STATEMENTS
1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
ORGANIZATION AND PRINCIPLES OF CONSOLIDATION
The accompanying combined financial statements include the accounts of Point Comfort & Northern Railway Co. (“PCN”), Rockdale, Sandow & Southern Railroad Co. (“RSS”), Massena Terminal Railroad Co. (“MSTR”) and Bauxite & Northern Railway Co. (“BXN”) and are prepared in comformity with accounting principles generally accepted in the United States of America. These four entities are collectively referred to herein as the “Alcoa Railroad Group” or the “Group.” The Group has historically been wholly owned and included in the consolidated accounts of Alcoa, Inc. Effective September 30, 2005, Alcoa, Inc. sold the Group to RailAmerica, Inc.
The combined Statement of Income includes all items of revenue and income generated by the Group, and all items of expense directly incurred by the Group. These include expenses charged to the Group by Alcoa in the normal course of business. The financial statements reflect amounts that have been pushed down form Alcoa in order to depict the financial position, results of operations and cash flows of the Group on a stand-alone basis. As a result of recording these amounts, the financial statements of the Group may not be indicative of the results that would be presented if the Group had operated as an independent stand-alone entity. For additional information concerning expenses charged to the Group by Alcoa, Inc., see Note 2.
All intercompany balances and transactions have been eliminated. Due from affiliates balances are between the Alcoa Railroad Group and Alcoa Inc. and its other wholly-owned subsidiaries. All related party transactions are disclosed in Note 2.
USE OF ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.
CASH AND CASH EQUIVALENTS
Cash management for the Group is conducted by Alcoa, Inc.
Amounts of intercompany receivables/payables outstanding at December 31, 2004 are considered by the Group to be a capital contribution or a return of capital from Alcoa, Inc. No interest has been charged or paid to the Group under this arrangement.
FAIR VALUE OF FINANCIAL INSTRUMENTS
The carrying amount of financial instruments approximates their estimated fair value based on market prices for the same or similar type of financial instruments.

ALCOA RAILROAD GROUP
NOTES TO UNAUDITED COMBINED FINANCIAL STATEMENTS
PROPERTY, PLANT AND EQUIPMENT
Property, plant and equipment, which are recorded at historical cost, are depreciated and amortized on a straight-line basis over their estimated useful lives. Costs assigned to property purchased as part of an acquisition are based on the fair value of such assets on the date of acquisition. Expenditures which significantly increase asset values or extend useful lives are capitalized. Repairs and maintenance expenditures are charged to operating expense as incurred.
The Group periodically reviews its assets for impairment by comparing the projected undiscounted cash flows of those assets to their recorded amounts. Impairment charges are based on the excess of the recorded amounts over their estimated fair value, as measured by the discounted cash flows.
Depreciation has been computed using the straight-line method based on estimated useful lives of the assets averaging 33 years for structures, including buildings and railroad track, and between 5 and 25 years for machinery and equipment.
INCOME TAXES
The Group utilizes the liability method of accounting for deferred income taxes. This method requires recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax assets and liabilities are determined based on the difference between the financial and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Deferred tax assets are also established for the future tax benefits of loss and credit carryovers. The liability method of accounting for deferred income taxes requires a valuation allowance against deferred tax assets if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized. The Group is included in Alcoa, Inc.’s U. S. consolidated tax return. As such, amounts receivable or payable for U.S. income taxes are reflected as part of equity. Deferred income taxes and income tax expense are presented on a “separate return” basis.
REVENUE RECOGNITION
The Group recognizes freight revenue after the freight has been moved from origin to destination.
2. RELATED PARTY TRANSACTION
The Alcoa Railroad Group has entered into various agreements and transactions with Alcoa, Inc. and its other wholly-owned subsidiaries, including transportation, cash management and management and accounting services. All cash collections and disbursements are managed by Alcoa, Inc., who retains all excess cash of the Group. No interest income or expense was allocated to the Group as a result of these transactions. Amounts included in the combined financial statements are as follows (in thousands):

	September 30,	December 31,
	2005	2004

Balance Sheet
Accounts Receivable	$745	$2,004

	Nine Months Ended September 30,
	2005	2004

Statement of Income
Revenue	$9,793	$8,830
Management and accounting fees	$89	$54

ALCOA RAILROAD GROUP
NOTES TO UNAUDITED COMBINED FINANCIAL STATEMENTS
3. COMMITMENTS AND CONTINGENCIES
In the ordinary course of conducting its business, the Group becomes involved in various legal actions and other claims, which are pending or could be asserted against the Group. Litigation is subject to many uncertainties and the outcome of individual litigated matters is not predictable with assurances. It is reasonably possible that some of these matters may be decided unfavorably to the Group. It is the opinion of management that the ultimate liability, if any, with respect to these matters will not have a material adverse effect on the Group’s financial position, results of operations or cash flows.
The Group’s operations are subject to extensive environmental regulation. The Group records liabilities for remediation and restoration costs related to past activities when the Group’s obligation is probable and the costs can be reasonably estimated. Costs of ongoing compliance activities are expensed as incurred. The Group’s recorded liabilities for these issues represent its best estimates (on an undiscounted basis) of remediation and restoration costs that may be required to comply with present laws and regulations. It is the opinion of management that the ultimate liability, if any, with respect to these matters will not have a material adverse effect on the Group’s financial position, results of operations or cash flows.
4. SUBSEQUENT EVENTS
On September 30, 2005, Alcoa Inc. entered into an agreement with RailAmerica Transportation Corp., a wholly-owned subsidiary of RailAmerica, Inc. to sell the stock of the four short line railroads referred to herein as the Alcoa Railroad Group,.
The accompanying combined financial statements are derived from the historical books and records of the Group and do not give effect to any purchase accounting adjustments which RailAmerica, Inc. may record as a result of the acquisition. Certain assets and liabilities on the accompanying balance sheet will not be acquired or assumed by RailAmerica, Inc. Such assets and liabilities will be retained by Alcoa Inc.